UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 18, 2004

Axia Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)
Nevada	001-09418	87-0509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1324 N. Magnolia Avenue, El Cajon, California		92020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (619) 444-1919

__________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

Not Applicable.

Item 1.02    Termination of a Material Definitive Agreement.

Not Applicable.

Item 1.03    Bankruptcy or Receivership.

Not Applicable.

Section 2 - Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets.

Not Applicable.

Item 2.02    Results of Operations and Financial Condition.

Not Applicable.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
        Arrangement of a Registrant.

Not Applicable.

Item 2.04     Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an
         Off-Balance Sheet Arrangement.

Not Applicable.

Item 2.05     Costs Associated with Exit or Disposal Activities.

Not Applicable.

Item 2.06     Material Impairments.

Not Applicable.

Section 3 - Securities and Trading Markets

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard:
               Transfer of Listing.

Not Applicable.

Item 3.02 Unregistered Sales of Equity Securities.

Not Applicable.

Item 3.03     Material Modification to Rights of Security Holders.

     (a)     Not Applicable.
     (b)  On October 21, 2004, Axia filed a Certificate of Amendment to the Certificate of Designation of its Series C Convertible Preferred Stock to restate the conversion basis for the Series C Convertible Preferred Stock to read as follows:

“Conversion Basis. Each share of Series C Preferred shall be convertible into 100 shares of the Company’s Common Stock. It is acknowledged that the Company effectuated a reverse stock split of its outstanding common stock on October 18, 2004 and that the Conversion Basis was adjusted to 0.10, pursuant to Section 4(D)(i) of this Certificate of Designation. It is intended that this Amendment shall supercede the reverse stock split adjustment and reset the Conversion Basis to 100.”

This modification results in the 5,000,000 shares of Series C Convertible Preferred Stock then outstanding to be convertible into 500,000,000 shares of Axia common stock, as opposed to 500,000 shares of Axia common stock. The 5,000,000 shares of Series C Convertible Preferred Stock were converted into 500,000,000 shares of Axia common stock on October 22, 2004.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
        Completed Interim Review.

Not Applicable.

Section 5 - Corporate Governance and Management

Item 5.01    Changes in Control of Registrant.

Not Applicable.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of
   Principal Officers.

Not Applicable.

Item 5.03     Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

(a)    See Item 303 above.

(b)    Axia has determined to change its fiscal year from ending on December 31 of each year to ending on September 30 of each year. Axia will file a transition report on Form 10-KSB.

Item 5.04     Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not Applicable.

Item 5.05     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Section 6 - [Reserved]

Not Applicable.

Section 7 - Regulation FD

Item 7.01     Regulation FD Disclosure.

Not Applicable.

Section 8 - Other Events

Item 8.01     Other Events.

On October 18, 2004, Axia effected a 1-for-1,000 reverse stock split of its outstanding common stock. The number of shares of authorized common stock was not changed by this reverse stock split.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

       (a)    Exhibits.
    3(i)    Certificate of Amendment to Certificate of Designaton

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIA GROUP, INC. (Registrant)

Date: November 12, 2004	By:	/s/ Jody R. Regan
Jody R. Regan, President and Director